SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                 Date of Report (date of earliest event reported):
                              December 19, 2002

                          Lehman Brothers Holdings Inc.
               (Exact name of registrant as specified in its charter)

                                   Delaware
                     (State or other jurisdiction of incorporation)

          1-9466                                       13-3216325
    (Commission File Number)                  (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY        10019
                           (Address of principal (Zip Code)
                             executive offices)

           Registrant's telephone number, including area code:

                                 (212) 526-7000

Item 5.  Other Events

Earnings Release

         On December 19, 2002, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for the fourth fiscal quarter and the full fiscal year ended November 30, 2002 (the "Earnings Release").

         A copy of the Earnings Release follows as Exhibits 99.1 through 99.5 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report.

         Exhibit 99.1 Press Release Relating to Fourth Fiscal Quarter and Fiscal Year 2002 Earnings
         Exhibit 99.2           Selected Statistical Information
                                      (Preliminary and Unaudited)
         Exhibit 99.3           Consolidated Statement of Income
                                      Three Months Ended November 30, 2002 and
                                      2001
                                      (Preliminary and Unaudited)
         Exhibit 99.4           Consolidated Statement of Income
                                      Twelve Months Ended November 30, 2002 and
                                      2001
                                      (Preliminary and Unaudited)
         Exhibit 99.5           Segment Net Revenue Information
                                      Three and Twelve Months Ended November 30,
                                      2002 and 2001
                                      (Preliminary and Unaudited)

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  LEHMAN BROTHERS HOLDINGS INC.
                                                           (Registrant)


Date:   December 19, 2002                   By: /s/ David Goldfarb
                                                -------------------------------
                                                    David Goldfarb
                                                    Chief Financial Officer
                                                   (Principal Financial Officer)

                               EXHIBIT INDEX

Exhibit 99.1 Press Release Relating to Fourth Fiscal Quarter and Fiscal Year 2002 Earnings
Exhibit 99.2                    Selected Statistical Information
                                     (Preliminary and Unaudited)
Exhibit 99.3                    Consolidated Statement of Income
                                     Three Months Ended November 30, 2002 and
                                     2001
                                     (Preliminary and Unaudited)
Exhibit 99.4                    Consolidated Statement of Income
                                     Twelve Months Ended November 30, 2002 and
                                     2001
                                     (Preliminary and Unaudited)
Exhibit 99.5                    Segment Net Revenue Information
                                     Three and Twelve Months Ended November 30,
                                     2002 and 2001
                                     (Preliminary and Unaudited)